COMMON STOCK                                                    COMMON STOCK
   NUMBER                                                          SHARES
                              SBS TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
   THE STATE OF NEW MEXICO                                   CERTAIN DEFINITIONS
                                                             CUSIP 78387P 10 3

THIS CERTIFIES THAT

                                   SPECIMEN

is the record holder of

  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF

     ------------------------                      ------------------------
-----------------------------SBS TECHNOLOGIES, INC.-----------------------------
     ------------------------                      ------------------------

(hereinafter called the "Corporation"), transferable on the books of the Corporation by said owner in person or by his duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the share represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and the By-laws of the Corporation as now or hereafter amended.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

           SPECIMEN                 [SEAL]                 SPECIMEN
          SECRETARY                                  CHAIRMAN OF THE BOARD

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     --     as tenants in common             UNIF GIFT MIN ACT--        ................. Custodian .................
TEN ENT     --     as tenants by the entireties                                     (Cust)                   (Minor)
JT TEN      --     as joint tenants with right of                                under Uniform Gifts to Minors
                   survivorship and not as tenants
                   in common                                                   Act.................................................
                                                                                                       (State)
                                                    UNIF TRF MIN ACT--         ................. Custodian (until age.............)
                                                                                    (Cust)
                                                                               .............................under Uniform Transfers
                                                                                        (Minor)
                                                                               to Minors Act.......................................
                                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------------
-                                                   -
-------------------------------------------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated ____________________________

                                              X ________________________________

                                              X ________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.